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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          July 23, 2004 (July 23, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-23317                     06-1411336
        (State of Incorporation) (Commission File Number)        (IRS Employer
                                                          Identification Number)


                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)


                                 (301) 987-1700
              (Registrant's telephone number, including area code)


                                       NA
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number               Description
---------------------------- ----------------------------------------

             99.1            Press Release issued by Gene Logic Inc. dated
                             July 23, 2004.





Item 12.  Results of Operations and Financial Condition

         On July 23, 2004, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the second quarter ended June 30, 2004. A copy of the Company's press release is attached hereto as
Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gene Logic Inc.


                                            By:  /s/ Philip L. Rohrer, Jr.
                                                 --------------------------
                                                  Philip L. Rohrer, Jr.
                                                  Chief Financial Officer


Dated:  July 23, 2004




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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

       99.1         Press Release issued by Gene Logic Inc. dated July 23, 2004.